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                                                                  EXHIBIT 10.19

                      FOURTH AMENDMENT TO CREDIT AGREEMENT



         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is dated as of December 18, 1996, ENSTAR INCOME/GROWTH PROGRAM SIX- A, L.P. , a Georgia limited partnership (the "Borrower") and NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender").


                                  WITNESSETH:

         WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement, dated as of December 29, 1989 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement"); and


       WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement as set forth in this Fourth Amendment, among other things to extend the maturity thereof;


         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower and the Lender agree as follows:


         SECTION 1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement. All references to "Federal Funds Rate", "CD Rate", "CD Rate Advance", and "CD Rate Basis" in the Credit Agreement and the other Loan Documents are hereby deleted in their entirety.


         SECTION 2. Amendment to Definition of "Applicable Margin". The definition of "Applicable Margin" in Section 1.1 on page 2 of the Credit Agreement shall be amended in its entirety to read as follows:


         "Applicable Margin" shall mean the following per annum percentages, applicable for the following interest rate selections:

                                           Prime Rate       LIBOR
                                              Basis          Basis
                                              -----          -----
                                               0 %           1 & 1/4%

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         SECTION 3. Amendment to Definition of "Maturity Date".  The definition of "Maturity Date" in Section 1.1 on page 11 of the Credit Agreement shall be amended in its entirety to read as follows:


                 "Maturity Date" shall mean December 31, 1997 or such earlier date the Obligations become due and payable (whether by acceleration, prepayment in full, scheduled reduction or otherwise).


       SECTION 4. Amendment to Section 2.6(b). Section 2.6(b) on page 23 of the Credit Agreement shall be amended to read in its entirety as follows:


                 (b) Mandatory Reduction. The Commitment shall be reduced by $250,000 on December 31, 1996, and by $300,000 on each of March 31, 1997, June 30, 1997, and September 30, 1997, and finally shall be reduced to $0 on December 31, 1997.


       SECTION 5. Amendment to Section 7. 10. Section 7. 10 on page 52 of the Credit Agreement shall be amended to read in its entirety as follows:


                 Section 7.10 Leverage Ratio.     The Borrower shall not permit
       the Leverage Ratio to be more than the following:


December 31, 1996                                    2.75 to 1
January 1, 1997 through March 31, 1997               2.50 to 1
April 1, 1997 through June 30, 1997                  2.50 to 1
July 1, 1997 and thereafter                          2.25 to 1


         SECTION 6. Conditions Precedent. This Fourth Amendment shall not be effective until the Lender shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Fourth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Lender, the Lender shall have received payment of all fees and expenses (including reasonable attorneys' fees) incurred in connection with the preparation and negotiation of this Fourth Amendment and the other Loan Documents, and the Lender shall have received the following:


              (a) subject to Section 10.9 of the Credit Agreement, receipt by the Lender of an amendment fee in an amount equal to $15,000.00 on the date hereof;

              (b) a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in
         Article 4 of the Credit Agreement, as amended by this Fourth Amendment, the other Loan Documents and in this Fourth Amendment, (ii) that there exists no Default or Event of Default and the execution, delivery and performance of this Fourth Amendment will not cause a Default or Event of Default, (iii) as to resolutions authorizing the







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         Borrower to execute, deliver and perform this Fourth Amendment and all
         Loan Documents and other documents and instruments delivered or executed in connection with this Fourth Amendment, and (iv) that it has complied with all agreements and conditions to be complied with by them under the Credit Agreement, the other Loan Documents and this Fourth Amendment by the date hereof; and


                 (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Lender, as the Lender shall deem necessary or appropriate in connection with this Fourth Amendment and the transactions contemplated hereby, including without limitation, a promissory note in form and substance satisfactory to the Lender.


       SECTION 7. Further Assurances.

       (a) Within 30 days after the date hereof, the Borrower shall have provided to the Lender (i) an opinion of counsel of the Borrower acceptable to Lender with respect to this Fourth Amendment and the Loan Documents as amended by this Fourth Amendment; and (ii) a written consent to the execution of this Fourth Amendment executed by Robert T. Graff, Jr. in his capacity as a general partner of the Borrower. Any breach of this provision shall constitute an Event of Default under the Credit Agreement.


       (b) The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Lender as the Lender may deem necessary or appropriate in connection with this Fourth Amendment.


       SECTION 8. Representations and Warranties. The Borrower represents and warrants to the Lender that (a) this Fourth Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally) , (b) there exists no Event of Default or Default under the Credit Agreement, and the execution, delivery and performance of this Fourth Amendment will not cause a Default or Event of Default, (c) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect, and (f) the resolutions authorizing the Borrower to execute, deliver and perform this Fourth Amendment and all Loan Documents and other documents and instruments delivered or executed in connection with this Fourth Amendment are true, correct, complete and in effect as of the date hereof.




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       SECTION 9. Entire Agreement; Ratification.  THIS AGREEMENT AND THE LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.


       SECTION 10. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.


       SECTION 11. Effectiveness and Default. This Fourth Amendment shall not be effective until the Lender has received and executed this Fourth Amendment. The parties hereto agree that this Third Amendment is a Loan Document within the definition thereof in the Credit Agreement, and any breach of any term or provision in this agreement shall constitute an Event of Default under the Credit Agreement.


       SECTION 12. GOVERNING LAW. THIS AGREEMENT AND ALL LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.





              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.












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         IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement is executed as of the date first set forth above.



BORROWER:                          ENSTAR INCOME/GROWTH PROGRAM
                                   SIX-A, L.P., a Georgia Limited Partnership


                                   By: ENSTAR    COMMUNICATIONS
                                   CORPORATION, a Georgia
                                   corporation, a General
                                   Partner

                                   By:     /s/ Michael K. Menerey
                                           ----------------------
                                           Michael K. Menerey
                                   Its:    Chief Financial Officer



LENDER:                            NATIONSBANK OF TEXAS, N.A.

                                   By:     /s/ Douglas S. Stuart
                                           ---------------------
                                           Douglas S. Stuart
                                   Its:    Senior Vice President